UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/07/2006

INNKEEPERS USA TRUST
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-24568

MD	65-0503831
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480
(Address of Principal Executive Offices, Including Zip Code)

561-835-1800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On August 7, 2006, Innkeepers USA Trust (the "Company") issued a press release announcing that it had entered into an agreement to acquire the 155-room Sheraton Rockville hotel in Maryland from Starwood Hotels & Resorts Worldwide, Inc. for $23.3 million. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

    99.1 Press Release of Innkeepers USA Trust dated August 7, 2006 announcing that the Company has entered into an agreement to acquire the Sheraton Rockville hotel in Maryland.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INNKEEPERS USA TRUST

Date: August 07, 2006.	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Innkeepers USA Trust dated August 7, 2006 announcing that the Company has entered into an agreement to acquire the Sheraton Rockville hotel in Maryland.